MGI FUNDS™

SUPPLEMENT TO
THE CLASS S SHARES PROSPECTUS
DATED JULY 31, 2008,
AND
THE CLASS Y SHARES PROSPECTUS
DATED JULY 31, 2008

The date of this Supplement is November 20, 2008.

     The following changes are made in the prospectuses of the Class S Shares (the “Class S Shares Prospectus”) and of the Class Y-1, Y-2, and Y-3 Shares (the “Class Y Shares Prospectus”) of MGI Funds (the “Trust”):

     1. The information related to Wells Capital Management, Inc. (“WCM”) located on page 42 (continuing onto page 43) of the Class Y Shares Prospectus, and located on page 42 of the Class S Shares Prospectus, is deleted, and replaced with the following:

Systematic Financial Management, L.P. (“Systematic”) located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, New Jersey 07666, serves as a subadvisor to the Fund. Messrs. Ronald M. Mushock, CFA and D. Kevin McCreesh, CFA are primarily responsible for the day-to-day management of Systematic’s allocated portion of the Fund’s portfolio. Mr. Mushock has been the lead portfolio manager for all of Systematic’s mid and small/mid cap portfolios since 1997, and became a partner of Systematic in 2005. Mr. McCreesh, Chief Investment Officer, has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manager for Systematic’s large and small cap portfolios. Mr. McCreesh joined Systematic as a portfolio manager in 1996, and became Systematic’s Chief Investment Officer in 2004.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Systematic employs a two-prong investment approach that unifies the attributes of quantitative screening and fundamental research in an integrated, robust, and repeatable process. Systematic’s investment philosophy is predicated on its belief that stock prices are a reflection of consensus earnings estimates, and as revisions to those estimates rise or fall, stock prices will move accordingly. Systematic’s unique process is designed to minimize the likelihood of purchasing stocks in the “value trap” by focusing only on companies that demonstrate fundamental improvement, as evidenced by a positive earnings surprise. Systematic’s allocated portion of the Fund’s portfolio typically will consist of between 60 and 90 companies.

The first step in Systematic’s investment process begins with a quantitative screening of all companies within the small/mid capitalization universe. The screening process ranks the companies based on valuation measurements and potential earnings catalysts, and results in a research focus list of approximately 150 companies. Once a company earns a position on

Systematic’s research focus list, the next step in Systematic’s fundamental analysis attempts to gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates. During this phase, Systematic is focused on the consensus earnings estimates for each company and whether those earnings estimates are revised positively or negatively. When a company’s earnings have exceeded investor expectations and consensus estimates, Systematic then seeks to identify the source of the unexpected earnings increase to determine whether the increase is sustainable, and to ascertain whether the increase is likely to trigger upward revisions to future earnings estimates. Systematic also analyzes each company’s financial statements and the accounting techniques used in the preparation of the company’s financial statements. In performing this component of its fundamental analysis, Systematic seeks to assess whether a company is utilizing aggressive accounting techniques that have the potential to overstate profitability. The third step in Systematic’s fundamental research process is analyzing the valuation of each company on both an absolute and relative basis. To do this, Systematic compares the value of the company to the values of other comparable companies, including those in the same sector or industry. Systematic also compares the company’s current value to the company’s historical valuation levels. Systematic employs a variety of measures to assess a company’s value, including among other measures, price-to-earnings ratio, price-to-cash flow ratio, price-to-sales ratio, price-to-book ratio, and dividend yield. Depending upon the type of company being analyzed, Systematic places more importance on certain valuation measurements than others. The final step in Systematic’s process is due diligence, which examines publicly available information and proprietary research methods in an effort to understand the key drivers of a company’s fundamentals.

Systematic makes decisions to sell portfolio securities using a process that is the inverse of Systematic’s securities selection process. Systematic generally sells a stock when the stock’s price has appreciated to the level that Systematic considers to be the stock’s fair value. Systematic also sells portfolio securities when Systematic’s analysis leads Systematic to anticipate downward earnings revisions for a company, a company experiences an unexpected earnings announcement, or Systematic identifies other investment opportunities that it believes to be more attractive.

MGI FUNDS™

SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2008

The date of this Supplement is November 20, 2008.

The following changes are made in the Statement of Additional Information (the “SAI”) of MGI Funds (the “Trust”):

     1. In the section of the SAI entitled “Subadvisors and Portfolio Managers,” the information relating to Wells Capital Management, Inc. (“WCM”), located on page 36 of the SAI, is deleted, and replaced with the following:

Systematic Financial Management, L.P. (“Systematic”), 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, New Jersey 07666, serves as a subadvisor to the MGI US Small/Mid Cap Value Equity Fund. Systematic is majority-owned by Affiliated Managers Group, Inc., a publicly traded company, and is registered as an investment adviser under the Advisers Act.

     2. The proxy voting policies and procedures of WCM on pages B-82 to B-90 of the SAI are deleted, and replaced with the following:

PROXY VOTING

Systematic Financial Management, L.P.

Systematic Financial Management, L.P. (“Systematic”) exercises proxy voting authority for securities held in certain of its clients’ portfolios. As an investment adviser and fiduciary of client assets, Systematic has implemented proxy voting policies and procedures designed to ensure that Systematic votes proxies in the best interest of clients for whom Systematic has voting authority.

Systematic has retained an independent proxy-voting agent (“agent”) and Systematic generally follows the agent’s proxy voting guidelines when voting proxies. The adoption of the agent’s proxy voting guidelines provides pre-determined policies for voting client proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote if Systematic made the voting determination independently. One objective of the policy is to remove any discretion that Systematic may have in cases where Systematic has a conflict of interest or the appearance of a conflict of interest. There may be a situation where the agent itself may have a material conflict with an issuer of a proxy. In those situations, the agent will fully or partially abstain from voting and Systematic’s Proxy Voting Committee will provide the actual voting recommendation after a review of the vote(s) involved. Systematic’s Chief Compliance Officer must approve any decision made on such vote(s) prior to the vote(s) being cast. Systematic’s Proxy Voting Committee convenes, as necessary, from time to time. Issues reviewed by the Proxy Voting Committee may include the consideration of any vote involving a potential conflict of interest, the documentation of the resolution of any conflict of interest, and the review of Systematic’s voting policies and procedures.

Voting Guidelines
Systematic may process certain proxies without voting them, such as by making a decision to abstain from voting or taking no action on such proxies (or on certain proposals contained within such proxies). Examples include, without limitation, proxies issued by companies that Systematic has decided to sell, proxies issued by companies that Systematic did not select for a client portfolio (such as securities selected by the client or a previous subadviser, money market securities, or other securities selected by clients or their representatives other than Systematic), or proxies issued by foreign companies that impose burdensome voting, power of attorney, or holding requirements, such as share blocking, as further described below.

Systematic also seeks to ensure that, to the extent reasonably feasible, proxies for which it receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or to take no action). Systematic may be unable to vote or otherwise process proxy ballots that are not received in a timely manner due to limitations of the proxy voting system, custodial limitations or other factors beyond Systematic’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots that were not received by Systematic from its proxy voting vendor on a timely basis.

Share blocking
In general, unless otherwise directed by the client, Systematic will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of Systematic’s proxy voting service provider. Systematic will generally decline to vote proxies if to do so would cause a restriction to be placed on Systematic’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.

Systematic maintains written proxy voting policies and procedures as required by Rule 206(4)-6 under the Advisers Act. These policies and procedures, as well as a record of how Systematic voted proxies for securities held in client account(s), are available upon request.

     3. In Appendix C, entitled “Additional Information About the Funds’ Portfolio Managers,” the description relating to WCM on page C-10 is deleted and replaced with the following:

Systematic Financial Management, L.P. (“Systematic”)

The portfolio managers who are primarily responsible for the day-to-day management of Systematic’s allocated portion of the Fund’s portfolio are Ronald M. Mushock, CFA and D. Kevin McCreesh, CFA, each of whom is a partner. Each portfolio manager’s compensation consists of a fixed base salary, a share of Systematic’s revenue based on each partner’s respective individual ownership position in Systematic, and a share of Systematic’s profits. Total compensation is influenced by Systematic’s overall profitability, and therefore is based, in part, on the aggregate performance of all of Systematic’s portfolios. Portfolio managers are not compensated based solely on the performance of, or the value of assets held in, any individual portfolio managed by Systematic. Moreover, the portfolio managers are provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees.

As of September 30, 2008, in addition to the Fund, Mr. Mushock managed:

	Total Accounts		Accounts with Performance Fees

Other Accounts

	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	5	$463.6	0	$0

Other Pooled Investment Vehicles	2	$ 11.9	0	$0

Other Accounts	1,726	$1,528.0	1	$269.0

As of September 30, 2008, as co-manager, in addition to the Fund, Mr. McCreesh managed:

	Total Accounts		Accounts with Performance Fees

Other Accounts

	Number	Assets (in millions)	Number	Assets (in millions)

Registered Investment Companies	4	$780.0	0	$0

Other Pooled Investment Vehicles	5	$332.4	0	$0

Other Accounts	235	$3,593.6	0	$0